SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2004

IESI Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-98657	75-2712191
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2301 Eagle Parkway Suite 200 Fort Worth, Texas 76177
(Address of principal executive offices, including zip code)

(817) 632-4000
(Registrant’s telephone number, including area code)

Item 9.                                                           Regulation FD Disclosure and

Item 12.                                                    Results of Operations and Financial Condition.

On May 10, 2004, the Registrant issued a press release announcing its financial results for the three months ended March 31, 2004.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purpose of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IESI CORPORATION
(Registrant)

	By:	/s/ Thomas J. Cowee
		Name:	Thomas J. Cowee
		Title:	Vice President, Chief Financial Officer,
Treasurer and Assistant Secretary

Date: May 10, 2004

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated May 10, 2004, announcing financial results for the three months ended March 31, 2004.